                                                                        10(r)(i)



                                                                  EXECUTION COPY

                              BIG LOTS STORES, INC.
                                 BIG LOTS, INC.

                               FIRST AMENDMENT TO
                             NOTE PURCHASE AGREEMENT

                                  $174,000,000
                       7.87% Senior Notes, Series 2001-A,
                           Tranche 1, due May 15, 2005

                                   $15,000,000
                       7.97% Senior Notes, Series 2001-A,
                           Tranche 2, due May 15, 2006

                                   $15,000,000
                       8.07% Senior Notes, Series 2001-A,
                           Tranche 3, due May 15, 2007



                                                   Dated as of February 25, 2002


To the Holders of the Senior Notes
    of Big Lots Stores, Inc. Named in
    the Attached Schedule I

Ladies and Gentlemen:

         Reference is made to the Note Purchase Agreement dated as of May 1, 2001 (the "Note Agreement") among Big Lots Stores, Inc. (f/k/a Consolidated Stores Corporation, an Ohio corporation), an Ohio corporation (the "Company"), Big Lots, Inc. (f/k/a Consolidated Stores Corporation, a Delaware corporation), an Ohio Corporation, and each of the Purchasers named in Schedule A thereto pursuant to which the Company issued $174,000,000 aggregate principal amount of 7.87% Senior Notes, Series 2001-A, Tranche 1, due May 15, 2005, $15,000,000
aggregate principal amount of 7.97% Senior Notes, Series 2001-A, Tranche 2, due May 15, 2006 and $15,000,000 aggregate principal amount of 8.07% Senior Notes, Series 2001-A, Tranche 3, due May 15, 2007 (collectively, the "Notes"). You are referred to herein individually as a "Holder" and collectively as the "Holders." Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Note Agreement, as amended hereby.

         The Company has requested an amendment of the Note Agreement to exclude from the definition of EBITDAR certain noncash charges taken by the Parent in its fiscal quarter ended February 2, 2002 and has made a similar request of the lenders party to the Credit Agreement (the "Banks").

         In connection with the amendment described in the preceding paragraph, the Banks, the Holders, the Company, the Parent and each Subsidiary Guarantor have agreed that the obligations to the Banks under the Credit Agreement and the obligations to the Holders in respect of the Notes shall be secured pari passu pursuant to certain security documents.

         The Holders are willing to grant an amendment on the terms and conditions set forth in this First Amendment to Note Purchase Agreement (this "Amendment").

         In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company, the Parent and the Holders agree as follows:

1.       AMENDMENTS TO NOTE AGREEMENT

         1.1.     Amendment of Section 7.

                  1.1.1. Section 7.1(h) is amended to read in its entirety as follows:

                  "(h) Requested and Other Information - (i) concurrently with the delivery to the Banks, a copy of any data or information, financial or otherwise, that is not otherwise provided to such holder of Notes, and (ii) with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Parent, the Company or any of its Subsidiaries or relating to the ability of any of them to perform its obligations hereunder and under the Notes or any Guaranty as from time to time may be reasonably requested by any such holder of Notes that is an Institutional Investor; and"

         1.2.     Amendment of Section 10.

                  1.2.1. Section 10.1 is amended to read in its entirety as follows:

                           "The Parent will not permit at any time:

                           (a) the ratio of Consolidated Senior Debt (as of any
                  date of determination) to EBITDAR (for the Parent's then most recently completed four fiscal quarters) to be greater than the level indicated as of the following quarter ends:

                  Fiscal Quarter Ending (Nearest)                   Ratio
                  -------------------------------                -----------
                          January 31, 2002                       3.35 to 1.0
                           April 30, 2002                        3.35 to 1.0
                           July 31, 2002                         3.35 to 1.0
                          October 31, 2002                       3.50 to 1.0
                          January 31, 2003                       3.15 to 1.0
                           April 30, 2003                        3.15 to 1.0
                           July 31, 2003                         3.25 to 1.0
                          October 31, 2003                       3.25 to 1.0
                          January 31, 2004                       3.00 to 1.0
                   April 30, 2004 and thereafter                 2.85 to 1.0; or


                           (b) Priority Debt to exceed 15% of Consolidated Net Worth."

                  1.2.2. Section 10.2 is amended in its entirety to read as follows:

                           "The Parent will not permit the ratio (calculated as
                  of the end of each fiscal quarter) of EBITDAR to Fixed Charges for the period of four quarters ending as of the last day of each fiscal quarter to be less than the following levels as of the following quarter-ends:

                  Fiscal Quarter Ending (Nearest)                   Ratio
                  -------------------------------                -----------
                          January 31, 2002                       1.55 to 1.0
                           April 30, 2002                        1.55 to 1.0
                           July 31, 2002                         1.55 to 1.0
                          October 31, 2002                       1.55 to 1.0
                          January 31, 2003                       1.55 to 1.0
                           April 30, 2003                        1.60 to 1.0
                           July 31, 2003                         1.60 to 1.0
                          October 31, 2003                       1.60 to 1.0
                          January 31, 2004                       1.60 to 1.0
                   April 30, 2004 and thereafter                 1.65 to 1.0"

                  1.2.3. Section 10.4(d) is amended to read in its entirety as follows:

                  "(d) Liens (i) securing Indebtedness of a Restricted Subsidiary to the Parent or to another Restricted Subsidiary, including the Company, or (ii) securing pari passu the Notes and Indebtedness outstanding under the Credit Agreement;"

                  1.2.4.   New Section 10.12 is added as follows:

         "10.12.    COUPON ADJUSTMENT.

                  Anything in Section 1.2, Exhibits 1.2(a), 1.2(b) or 1.2(c) or the outstanding Notes to the contrary notwithstanding:

                  (a) On the effective date of this Amendment the annual interest rate on the Notes of each Tranche shall be increased by 50 basis points.

                  (b) It shall not be necessary for any Noteholder to surrender its Notes in connection with this Amendment, but any Note hereafter issued shall reflect the 50 basis point increase in the annual interest rate.

         Notwithstanding the foregoing, for purposes of calculating the Make-Whole Amount, the interest rate on the Notes shall be deemed to be the interest rate in effect immediately prior to this Amendment (Series 2001-A, Tranche 1, 7.87%; Series 2001-A, Tranche 2, 7.97%; and Series 2001-A, Tranche 3, 8.07%)."

                  1.2.5.   New Section 10.13 is added as follows:

         "10.13.    MOST FAVORED NATION.

                  (a) If the Banks or any other holder of Indebtedness of the Parent or the Company imposes any additional or more restrictive financial covenant (including by amendment of an existing covenant, by waiver or consent or otherwise) than is imposed on the effective date of this Amendment under the Credit Agreement or under any other agreement pursuant to which such Indebtedness is outstanding, or the Parent or the Company grants to any holder of Indebtedness of the Parent or the Company a new financial covenant more favorable to such holder than is contained in the Note Agreement, the Company shall promptly notify, and furnish a copy thereof to, each holder of the Notes, and the Note Agreement shall be deemed to be amended automatically to incorporate such additional or more restrictive financial covenant as to the Parent or the Company or such more favorable financial covenant as to any holder of Indebtedness.

                  (b) If (i) the Banks or other holders of Indebtedness of the Parent or the Company relax or release any covenant, or any of the terms thereof, that has or have been deemed to be incorporated into the Note Agreement pursuant to Section 10.13(a) and (ii) the Notes or other outstanding senior Indebtedness of the Parent or the Company are or is at the time rated not less than either BBB by S&P or Baa2 by Moody's (or both if both agencies at the time have rated such Indebtedness), upon notice by the Company to each Holder of the Notes, such incorporated covenant or such terms thereof shall, without any additional action on the part of the Company, the Parent or the holders of the Notes, be deemed to be relaxed or released to a like extent under the Note Agreement, provided that in no event will any covenant specifically set forth in the Note Agreement be deemed to be released or deemed to be relaxed beyond the level contained in the Note Agreement."

         1.3.     Amendment of Section 11.

                  1.3.1. Section 11(e) is amended to read in its entirety as follows:

                  "(e) any representation or warranty made in writing by or on behalf of the Parent, the Company or any Subsidiary Guarantor or by any officer of any of them in this Agreement, the Parent Guaranty, the Subsidiary Guaranty or any Security Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or"

                  1.3.2. The period at the end of Section 11(k) is replaced with a semicolon followed by the word "or" and new Section 11(l) is added as follows:

                  "(l) a default or event of default occurs under any of the Security Documents and such default or event of default continues beyond any period of grace with respect thereto or any of the Security Documents are deemed or are judicially determined not to be valid, binding or enforceable."

         1.4. Amendment of Section 15. Section 15.1 is amended to read in its entirety as follows:

         "15.1.   TRANSACTION EXPENSES.

                           Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of special counsel (but only one in connection with the transaction contemplated hereby) and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes, the Parent Guaranty, the Subsidiary Guaranty, the Intercreditor Agreement or any Security Document (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes, the Parent Guaranty, the Subsidiary Guaranty, the Intercreditor Agreement or any Security Document or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, the Parent Guaranty, the Subsidiary Guaranty, the Intercreditor Agreement or any Security Document, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Parent, the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. In addition, the Company will pay all costs and expenses incurred by you and the Other Purchasers should you and they, as a group, retain financial consultants and other professionals to assist in evaluating the financial condition of the Parent and its Subsidiaries, including the Company, provided, that you and the Other Purchasers agree to utilize the services of financial consultants and professionals retained by the Banks for such purpose, so long as you and the Other Purchasers are satisfied that you and they are receiving the same information at the same time as the Banks. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you)."

         1.5.     Amendment of Schedule B.

                  1.5.1.   The following defined terms are added to Schedule B:

                  "`BANKS' means the lenders party to the Credit Agreement.

                  `SECURITY AGREEMENT' means the Security Agreement dated February 25, 2002 of the Company, the Parent and the Subsidiary Guarantors in favor of the Holders as secured parties granting a first security interest in the Company's and the Subsidiary Guarantors' inventory, receivables and intangibles.

                  `SECURITY DOCUMENTS' means the Security Agreement and any other document or agreement securing or perfecting a Lien on assets of the Company or any Subsidiary Guarantor in favor of holders of the Notes."

                  1.5.2. The following terms are amended to read in their entirety as follows:

                  "`CONSOLIDATED SENIOR DEBT' means, at any time, the sum of (i) all Indebtedness of the Parent and its Restricted Subsidiaries, including the Company, determined on a consolidated basis in accordance with GAAP, and (ii) the product of (A) Consolidated Rentals for the preceding 12 months times (B) four.

                  `EBITDAR' means, for any period, the sum of Consolidated Net Income for such period, plus, to the extent deducted in determining such Consolidated Net Income, (i) Consolidated Interest Expense, (ii) federal, state, local and foreign income, value added and similar taxes, (iii) depreciation and amortization expense, (iv) Consolidated Rentals and (v) noncash charges not exceeding $87,570,000 (principally resulting from discontinued product categories, adjustment of capitalized freight costs, inventory related adjustments and insurance reserve adjustments) in the aggregate taken by the Company in accordance with GAAP in the fourth quarter of its fiscal year ending February 2, 2002.

                  `MATERIAL ADVERSE EFFECT' means a material adverse effect on
         (a) the business, operations, affairs, financial condition, assets or properties of the Parent and its Restricted Subsidiaries, including the Company, taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the ability of the Parent to perform its obligations under this Agreement and the Parent Guaranty, (d) the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty, or (e) the validity or enforceability of this Agreement, the Notes, the Parent Guaranty, the Subsidiary Guaranty, any Security Document or the Liens created by the Security Documents."

2.       REAFFIRMATION; REPRESENTATIONS AND WARRANTIES

         2.1. Reaffirmation of Note Agreement. Each of the Company and the Parent reaffirms its agreement to comply with each of the covenants, agreements and other provisions of the Note Agreement and the Notes, including the additions and amendments of such provisions effected by this Amendment.

         2.2. Note Agreement. Each of the Company and the Parent represents and warrants that, after giving effect to this Amendment, the representations and warranties contained in the Note Agreement are true and correct as of the date hereof, except (a) to the extent that any of such representations and warranties specifically relate to an earlier date, (b) for such other matters as have been previously disclosed in writing by the Parent or the Company (including in its financial statements and notes thereto) to the Holders and (c) for other changes that could not reasonably be expected to have a Material Adverse Effect.

         2.3. No Default or Event of Default. After giving effect to the transactions contemplated hereby, there will exist no Default or Event of Default.

         2.4.     Authorization.

                  2.4.1. Parent and Company. The execution, delivery and performance by each of the Parent and the Company of this Amendment and each Security Document to which it is a party have been duly authorized by all necessary corporate action and, except as provided herein, do not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Note Agreement, this Amendment and such Security Documents each constitute the legal, valid and binding obligations of the Parent and the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  2.4.2. Subsidiary Guarantors. The execution, delivery and performance by each Subsidiary Guarantor of each Security Document to which it is a party have been duly authorized by all necessary corporate action and, except as provided herein, do not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. Such Security Documents and the Subsidiary Guaranty each constitute the legal, valid and binding obligations of such Subsidiary Guarantor, enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.       EFFECTIVE DATE

         This Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:

         3.1. Consent of Holders to Amendment. Execution by the Required Holders and receipt by the Holders of a counterpart of this Amendment duly executed by the Parent and the Company.

         3.2. Security Interest. The Holders shall have received executed Security Documents in form and substance satisfactory to the Holders and their special counsel. All filings necessary to perfect the Liens of the Security Documents shall have been made and the Holders shall have received a perfected first security interest in all of the assets of the Company and the Subsidiary Guarantors covered by the Security Agreement.

         3.3. Amendment to Credit Agreement. The Holders shall have received a copy of an executed Second Amendment to the Credit Agreement.

         3.4. Amendment Fee. Each Holder shall have received an amendment fee equal to 0.5% of the outstanding principal amount of the Notes held by such Holder.

         3.5. Fees of Special Counsel. The Company shall have paid all fees and expenses of special counsel to the Holders.

4.       MISCELLANEOUS

         4.1. Conditions Subsequent. If any of the following fails to occur within the time indicated it shall be deemed to be an Event of Default:

                  4.1.1. Within 30 days after the date of this Amendment, the Holders shall have entered into a new collateral agency and intercreditor agreement with the Banks, or an amendment of the Intercreditor Agreement, on terms reasonably satisfactory to the Holders, providing for the appointment of a collateral agent and a collateral sharing arrangement.

                  4.1.2. Within 20 days after the date of this Amendment, the Holders and their special counsel shall have received one or more secretary's certificates certifying the resolutions adopted by the boards of directors of the Parent, the Company and the Subsidiary Guarantors authorizing the transactions contemplated by this Amendment and as to the signatures and incumbency of the officers signing this Amendment, the Security Documents and any other agreements or documents in connections with the transactions contemplated hereby.

                  4.1.3. Within 20 days after the date of this Amendment, the Holders shall have received an opinion of counsel for the Parent, the Company and the Subsidiary Guarantors, in form and substance satisfactory to the Holders and their special counsel, to the effect set forth in Section 2.4 and to the further effect that the Holders have a valid and perfected security interest in the collateral subject to the Security Agreement.

                  4.1.4. If at any time the Second Amendment to the Credit Agreement ceases to be effective.

         4.2. Ratification. Except as amended hereby, the Note Agreement, including the representations and warranties contained therein, shall remain in full force and effect and is ratified, approved and confirmed in all respects as of the date hereof.

         4.3. Reference to and Effect on the Note Agreement. Upon the final effectiveness of this Amendment, each reference in the Note Agreement and in other documents describing or referencing the Note Agreement to the "Agreement," "Note Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, as amended hereby.

         4.4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         4.5. Governing Law. This Amendment shall be governed by and construed in accordance with Illinois law.

         4.6. Counterparts. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one instrument.







                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the Company, the Parent and the Holders have caused this Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.

                                       BIG LOTS STORES, INC.

                                       By:  /s/ Jeffrey G. Naylor
                                            ------------------------------------
                                       Name:  Jeffrey G. Naylor
                                       Title: Senior VP, Chief Financial Officer


                                       BIG LOTS, INC.

                                       By:  /s/ Jeffrey G. Naylor
                                            ------------------------------------
                                       Name:  Jeffrey G. Naylor
                                       Title: Senior VP, Chief Financial Officer

HOLDERS:

ALLSTATE LIFE INSURANCE COMPANY

By:  /s/Ronald Mendel
     -----------------------------------------
Name:   Ronald Mendel
        --------------------------------------
Title:
        --------------------------------------

By:   /s/ Robert B. Bodett
      -----------------------------------------
Name:   Robert B. Bodett
        --------------------------------------
Title:
        --------------------------------------
        Authorized Signatories

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:  /s/ Mark Dunn
     ------------------------------------------
Name:    Mark Dunn
         --------------------------------------
Title:   Vice-President
         --------------------------------------

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

By:   /s/ Morian C. Mooers
     ------------------------------------------
Name:    Morian C. Mooers
         --------------------------------------
Title:   Investment Officer
         --------------------------------------

GE EDISON LIFE INSURANCE COMPANY

By:  /s/ Hiroyuki Kimoto
     ------------------------------------------
Name:    Hiroyuki Kimoto
         --------------------------------------
Title:   General Manager / Portfolio Management
         --------------------------------------

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:      CIGNA Investments, Inc. (authorized agent)

     By:  /s/ Debra J. Height
          ----------------------------------------
     Name:  Debra J. Height
            --------------------------------------
     Title: Managing Director
            --------------------------------------

LIFE INSURANCE COMPANY OF NORTH AMERICA

By:      CIGNA Investments, Inc. (authorized agent)

     By:  /s/ Debra J. Height
          -------------------------------------------
     Name:   Debra J. Height
             ----------------------------------------
     Title:  Managing Director
             ----------------------------------------

THE TRAVELERS INSURANCE COMPANY

By:  /s/ Teresa M. Torrey
     ------------------------------------------
Name:  Teresa M. Torrey
         --------------------------------------
Title:   Second Vice President
         --------------------------------------

THE TRAVELERS LIFE AND ANNUITY COMPANY

By:  /s/ Teresa M. Torrey
     ------------------------------------------
Name:    Teresa M. Torrey
         --------------------------------------
Title:   Second Vice President
         --------------------------------------

PRINCIPAL LIFE INSURANCE COMPANY

By:    Principal Capital Management, LLC
       a Delaware limited liability company,
       its authorized signatory

         By:  /s/ Jon O. Heiny, Counsel
              ------------------------------
         Its:  Jon O. Heiny, Counsel
               -----------------------------

         By:  /s/ James C. Fifield, Counsel
              ------------------------------
         Its:   James C. Fifield, Counsel
               -----------------------------

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

By:  /s/ Michael F. Lannigan
     ------------------------------------------
Name:    Michael F. Lannigan
         --------------------------------------
Title:   Assistant Treasurer
         --------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
     By:  Hartford Investment Services, Inc.,
     its Agent and Attorney-in-Fact

     By:  /s/ Eva Konopka
          ----------------------------------------
     Name:  Eva Konopka
            --------------------------------------
     Title: Vice President
            --------------------------------------

NATIONWIDE LIFE INSURANCE COMPANY

By:  /s/ Mark W. Poeppelman
     ------------------------------------------
Name:    Mark W. Poeppelman
         --------------------------------------
Title:   Associate Vice President
         --------------------------------------

PACIFIC LIFE INSURANCE COMPANY

By:  /s/ Cathy L. Schwartz
     ------------------------------------------
Name:    Cathy L. Schwartz
         --------------------------------------
Title:   Assistant Vice President
         --------------------------------------

By:  /s/ Diane W. Dales
     ------------------------------------------
Name:    Diane W. Dales
         --------------------------------------
Title:   Assistant Secretary
         --------------------------------------

AMERICAN FAMILY LIFE INSURANCE COMPANY

By:  /s/ Phillip Hannifan
     ------------------------------------------
Name:    Phillip Hannifan
         --------------------------------------
Title:   Investment Director
         --------------------------------------

CLARICA LIFE INSURANCE COMPANY - U.S.

By:   /s/ Constance L. Keller
      -----------------------------------------
Name:    Constance L. Keller
         --------------------------------------
Title:   Executive Director, Private Placements
         --------------------------------------

PHOENIX LIFE INSURANCE COMPANY
Formerly known as Phoenix Home Life Mutual
    Insurance Company

By:    /s/ Christopher M. Wilkos
       -----------------------------------
Name:  Christopher M. Wilkos
       -----------------------------------
Title:  Senior Vice President, Corporate
        ----------------------------------
        Portfolio Management
        ----------------------------------

Each of the undersigned Subsidiary Guarantors acknowledges the foregoing Amendment.


MAC FRUGAL'S BARGAINS
CLOSE-OUTS, INC.

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:    Jeffrey G. Naylor
         -----------------------------------
Title:   Senior VP, Chief Financial Officer
         -----------------------------------

DURANT DC, LLC (formerly DDC, LLC)

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:    Jeffrey G. Naylor
         -----------------------------------
Title:   Senior VP, Chief Financial Officer
         -----------------------------------

CAPITAL RETAIL SYSTEMS, INC.

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:    Jeffrey G. Naylor
         -----------------------------------
Title:   Senior VP, Chief Financial Officer
         -----------------------------------

PNS STORES, INC.

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:    Jeffrey G. Naylor
         -----------------------------------
Title:   Senior VP, Chief Financial Officer
         -----------------------------------

WEST COAST LIQUIDATORS, INC.

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:    Jeffrey G. Naylor
         -----------------------------------
Title:   Senior VP, Chief Financial Officer
         -----------------------------------

C.S. ROSS COMPANY

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:    Jeffrey G. Naylor
         -----------------------------------
Title:   Senior VP, Chief Financial Officer
         -----------------------------------

CSC DISTRIBUTION, INC.

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:    Jeffrey G. Naylor
         -----------------------------------
Title:   Senior VP, Chief Financial Officer
         -----------------------------------

CLOSEOUT DISTRIBUTION, INC.

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:    Jeffrey G. Naylor
         -----------------------------------
Title:   Senior VP, Chief Financial Officer
         -----------------------------------

INDUSTRIAL PRODUCTS OF NEW ENGLAND, INC.

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:    Jeffrey G. Naylor
         -----------------------------------
Title:   Senior VP, Chief Financial Officer
         -----------------------------------

TOOL AND SUPPLY COMPANY OF NEW ENGLAND, INC.

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:    Jeffrey G. Naylor
         -----------------------------------
Title:   Senior VP, Chief Financial Officer
         -----------------------------------

MIDWESTERN HOME PRODUCTS, INC.

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:    Jeffrey G. Naylor
         -----------------------------------
Title:   Senior VP, Chief Financial Officer
         -----------------------------------

CONSOLIDATED PROPERTY HOLDINGS, INC.

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:    Jeffrey G. Naylor
         -----------------------------------
Title:   Senior VP, Chief Financial Officer
         -----------------------------------

GREAT BASIN LLC

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:  Jeffrey G. Naylor
       -------------------------------------
Title:   Senior VP, Chief Financial Officer
        ------------------------------------

SONORAN LLC

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:  Jeffrey G. Naylor
       -------------------------------------
Title:   Senior VP, Chief Financial Officer
        ------------------------------------

SAHARA LLC

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:  Jeffrey G. Naylor
       -------------------------------------
Title:   Senior VP, Chief Financial Officer
        ------------------------------------

MIDWESTERN HOME PRODUCTS COMPANY, LTD.

By:  /s/ Jeffrey G. Naylor
     ---------------------------------------
Name:  Jeffrey G. Naylor
       -------------------------------------
Title:   Senior VP, Chief Financial Officer
        ------------------------------------

                                   SCHEDULE I

                                     HOLDERS


                                                              AGGREGATE PRINCIPAL
                  HOLDER                                      AMOUNT OF NOTES HELD
                  ------                                      --------------------
Allstate Life Insurance Company                                   $ 35,000,000
Transamerica Occidental Life Insurance Company                      30,000,000
General Electric Capital Assurance Company                          20,000,000
GE Edison Life Insurance Company                                    10,000,000
Connecticut General Life Insurance Company                          16,400,000
Life Insurance Company Of North America                              3,600,000
The Travelers Insurance Company                                     19,000,000
The Travelers Life And Annuity Company                               1,000,000
Principal Life Insurance Company                                    15,000,000
First Allmerica Financial Life Insurance Company                    10,000,000
Hartford Life And Annuity Insurance Company                         10,000,000
Nationwide Life Insurance Company                                   10,000,000
Pacific Life Insurance Company                                       8,000,000
American Family Life Insurance Company                               7,000,000
Clarica Life Insurance Company - U.S                                 3,000,000
Phoenix Life Insurance Company                                       6,000,000
                                                                  ------------
                                                                  $204,000,000
                                                                  ============

                                   Schedule 1